Supplement dated March 7, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2014

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE
Advisor: Principal Management Corporation
Delete the information in this section regarding Michael P. Finnegan and Dave Reichart.

On page 180, in the Other Accounts Managed table, substitute the information regarding James W. Fennessey with the information below and add the following information regarding Jake Anonson, Jessica S. Bush, Marcus Dummer, and Benjamin Rotenberg (information in the “Total Assets in the Accounts” column is as of December 31, 2013):

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Jake S. Anonson: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Jessica S. Bush: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Mark Dummer: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

James W. Fennessey: Global Diversified Income, International I, LargeCap Blend II, LargeCap Growth I, LargeCap Growth II, LargeCap Value I, LargeCap Value III, MidCap Growth III, MidCap Value I, MidCap Value III, Overseas, Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060, SmallCap Growth I, SmallCap Growth II, and SmallCap Value II Funds

Registered investment companies	18	$7.6 Billion	0	$0
Other pooled investment vehicles	24	$10.0 Billion	0	$0
Other accounts	0	$0	0	$0

Benjamin E. Rotenberg: Global Diversified Income Fund
Registered investment companies	2	$3.36 billion	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
____________________________________________________________________________________

On page 181, under Compensation, delete the information and substitute the following:

For Mr. Anonson, Ms. Bush, Mr. Dummer, Mr. Fennessey, Ms. Grossman, Ms. Monaco, Mr. Rotenberg, and Mr. Welch:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary that is reviewed annually. Annual bonuses are driven by company and business unit performance. Fund performance is taken into account when determining bonuses. The primary benchmark for each Fund (as disclosed in the prospectus) is used to measure performance of the Funds for which Ms. Monaco serves as portfolio manager and fund performance. Fund performance relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Funds. The primary benchmark for the Fund (as disclosed in the prospectus) for which Mr. Anonson, Ms. Bush, Mr. Dummer, Mr. Fennessey, Ms. Grossman, and Mr. Rotenberg serve as portfolio managers, is used to measure performance of the Fund along with peer relative performance (as defined by Morningstar). Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. No part of salary, bonus, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Some employees are also eligible to participate in a non-qualified plan and Long Term Incentive Pay programs.

For Mr. Tyler:
Principal Management Corporation offers investment professionals a competitive compensation structure that is evaluated annually relative to other global asset management firms. The objectives are to align individual and team contributions with client performance objectives in a manner that is consistent with industry standards and business results.

Compensation is predominantly composed of a salary and variable incentive that is reviewed annually. Fund performance is taken into account when determining variable incentive; the primary benchmark for each Fund (as disclosed in the prospectus) is used to measure performance of the Funds for which Mr. Tyler serves as portfolio manager and fund performance, relative to peers (as defined by Morningstar) is used to measure performance of the Principal LifeTime Funds. Specifically, fund performance relative to peers over 1-, 3-, and 5-year time periods is taken into consideration with more substantial weighting to the 3- and 5- year periods. A portion of variable incentive is discretionary, based on a combination of business results and individual contributions. No part of salary, variable incentive, or retirement plan compensation is tied to asset levels.

Contribution to our overall investment process is an important consideration as well. Sharing ideas, working effectively with team members and being a good corporate citizen are important components of our long-term success and are highly valued.

All employees of Principal, including portfolio managers, are eligible to participate in a 401(k) plan sponsored by Principal Financial Group. In addition, all employees are eligible to purchase Principal Financial Group stock through an employee stock purchase plan. Mr. Tyler is also eligible to participate in a Long Term Incentive Pay program.

On Page 182, in the Ownership of Securities table, add the following information (information as of December 31, 2013):

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Jake S. Anonson	Global Diversified Income	$100,000 - $500,000
Jessica S. Bush	Global Diversified Income	None
Marcus W. Dummer	Global Diversified Income	None
James W. Fennessey	Global Diversified Income	None
Benjamin E. Rotenberg	Global Diversified Income	None

3